UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

GLOBALSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33117	41-2116508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Holiday Square Blvd. Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In its decision, which was issued after close of business on May 10, 2012, the arbitration tribunal in the proceeding between Globalstar, Inc. and Thales Alenia Space France determined that, absent further agreement between the parties, Thales has no further obligation to manufacture or deliver satellites under Phase 3 of the 2009 satellite construction contract.

Item 8.01 Other Events.

On May 16, 2012, Globalstar issued a press release regarding the decision in the arbitration with Thales Alenia Space France.

Exhibit 99.1 attached hereto is hereby incorporated by reference into Items 1.01 and 8.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated May 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

Date: May 16, 2012	By:	/s/ James Monroe III
James Monroe III Chairman and Chief Executive Officer